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                  SUPPLEMENT DATED SEPTEMBER 7, 2000 TO THE
                        PROSPECTUS DATED MAY 31, 2000

                         THE ARBOR FUND (THE "TRUST")
                             OVB FAMILY OF FUNDS

                           EQUITY INCOME PORTFOLIO
                       CAPITAL APPRECIATION PORTFOLIO
                       GOVERNMENT SECURITIES PORTFOLIO
                  WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                         PRIME OBLIGATIONS PORTFOLIO


     THIS SUPPLEMENT PROVIDES NEW ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

OVB GOVERNMENT SECURITIES PORTFOLIO AND OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO.

     Replacing James R. Thomas, III, Keith F. Karlawish, CFA, is now the Portfolio Manager for the Government Securities Portfolio effective
August 21, 2000, and Jay McClung, CPA, is now the Portfolio Manager for the West Virginia Tax-Exempt Income Portfolio effective September 1, 2000.

     UNDER THE HEADING "PORTFOLIO MANAGERS," PARAGRAPH 4 ON PAGE 18 OF THE PROSPECTUS HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

     Keith F. Karlawish, CFA, serves as Vice President and Director of Fixed Income Portfolio Management of the Adviser and has more than twelve years of investment and banking experience. Additionally, Mr. Karlawish has served as Manager of the BB&T Intermediate U.S. Government Bond Fund and BB&T Short-Intermediate Fund since September, 1994 and the BB&T Intermediate Corporate Bond Fund since February, 2000.

     Jay McClung, CPA, serves as a Portfolio Manager of the Adviser and has nearly ten years of investment management experience. Mr. McClung joined One Valley Bank, former Adviser to the OVB Family of Funds, in 1998 as a Portfolio Manager in the Trust Investment Department. Additionally, Mr. McClung served as Portfolio Manager at Huntington Banks for more than five years.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE